UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934, as amended
Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under Rule 14a 12

BRINKER CAPITAL DESTINATIONS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0 11.

1)
Title of each class of securities to which transaction applies:

2)
Aggregate number of securities to which transaction applies:

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)
Proposed maximum aggregate value of transaction:

5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:

2)
Form, Schedule or Registration Statement No.:

3)
Filing Party:

4)
Date Filed:

BRINKER CAPITAL DESTINATIONS TRUST
1055 Westlakes Drive, Suite 250
Berwyn, PA 19312
Dear Shareholder:
Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (each, a “Fund,” and together, the “Funds”), each a series of Brinker Capital Destinations Trust (the “Trust”). The Meeting is scheduled for 11 a.m., Eastern Time, on Monday, August 31, 2020. Due to current circumstances, and in accordance with the Trust’s governing documents and applicable laws, the Special Meeting of Shareholders will be a virtual meeting and will be conducted exclusively online via live webcast. If you are a shareholder of record of a Fund as of the close of business on Friday, July 24, 2020, you are entitled to vote at the Meeting, and any adjournment of the Meeting.
Brinker Capital, Inc. (“Brinker Capital”) currently serves as investment adviser to each Fund. At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Fund, and Brinker Capital Investments (the “Proposal”). The New Agreement has the same advisory fee as, and otherwise does not materially differ from, the current investment advisory agreement (the “Current Agreement”) between the Trust, on behalf of the Funds, and Brinker Capital. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Current Agreement will be deemed to terminate as a result of an upcoming transaction involving a change in the ownership of Brinker Capital Holdings, Inc., Brinker Capital’s parent company, which will result in Brinker Capital, Inc. restructuring, operating as “Brinker Capital Investments,” and combining with another investment adviser.
The Board of Trustees of Brinker Capital Destinations Trust has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the proxy statement.
Your vote is important to us. Although you may join us at the virtual meeting, most shareholders cast their votes by proxy. Whether or not you plan to attend the Meeting, we need your vote. Your failure to vote will increase costs of the solicitation to Brinker Capital, as it may be required to retain proxy solicitors to contact shareholders in an effort to obtain a quorum for the Meeting. Please take a few minutes to review this proxy statement and vote your shares today. Please refer to the enclosed proxy card for details on how to vote by telephone or on the Internet. Shareholders receiving hard copies of these proxy materials and who are unable to vote by telephone or on the Internet, may also mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.
If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.
Thank you for your attention and consideration of this important Proposal and for your investment in the Fund(s). If you need additional information, please call Brinker Capital at 1-800-333-4573.
Sincerely,
/s/ Jason B. Moore

Jason B. Moore
President, Brinker Capital Destinations Trust

BRINKER CAPITAL DESTINATIONS TRUST
1055 Westlakes Drive, Suite 250
Berwyn, PA 19312
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 31, 2020
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (each, a “Fund,” and together, the “Funds”), each a series of Brinker Capital Destinations Trust (the “Trust”), will be held on August 31, 2020, at 11 a.m., Eastern Time, at
https://viewproxy.com/BrinkerCapital/broadridgevsm/.
At the Meeting, shareholders of record of each Fund at the close of business on Friday, July 24, 2020 (“Shareholders”) will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Fund, and Brinker Capital Investments, and to transact such other business, if any, as may properly come before the Meeting.
Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope (or vote by touch-tone telephone or through the Internet) to ensure that the Meeting may be held and a maximum number of shares may be voted. Your vote is important, regardless of how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by attending the Meeting virtually and voting your shares during the Meeting.
Shareholders of record of each Fund at the close of business on July 24, 2020 are entitled to notice of and to vote at the Meeting or any adjournment thereof.
By Order of the Board of Trustees
/s/ Jason B. Moore Jason B. Moore President, Brinker Capital Destinations Trust
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO MAKE, DATE AND SIGN AND RETURN THE PROXY IN THE ENCLOSED PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NEWS FOR SHAREHOLDERS
Although we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of one or more of the Funds.
QUESTIONS AND ANSWERS
Q.
Why am I being asked to vote on a new advisory agreement for the Funds?

A.
Brinker Capital, Inc. (“Brinker Capital”), a subsidiary of Brinker Capital Holdings, Inc. (“Brinker Holdings”) currently serves as investment adviser to each Fund. On June 26, 2020, Brinker Holdings entered into an agreement, pursuant to which GT Polaris, Inc. (“GT Polaris”), a newly formed entity, will acquire, through various subsidiaries, 100% of the issued and outstanding equity interests of Brinker Holdings (the “Transaction”). GT Polaris will be indirectly owned and controlled by investment funds affiliated with Genstar Capital Partners LLC and investment funds affiliated with TA Associates Management, L.P. Certain other persons are also expected to have an ownership interest in GT Polaris. Consummation of the Transaction is conditioned upon the contemporaneous acquisition of Orion Advisor Solutions, LLC and certain of its affiliates (collectively, “Orion”) by GT Polaris. Following consummation of the Transaction, Brinker Capital’s current business will be integrated with the businesses of Orion. Orion currently is indirectly, majority-owned and controlled by investment funds affiliated with TA Associates Management, L.P. The business of an investment adviser within the Orion companies, CLS Investments, LLC, will be combined with Brinker Capital and Ms. Noreen Beaman, the current Chief Executive Officer of Brinker Capital, will be appointed as President of the combined investment adviser, which will operate as “Brinker Capital Investments” (although it is possible that the final business name of the combined investment adviser could change). Following consummation of the Transaction, Brinker Capital, Inc. will be restructured from a Delaware corporation to a Nebraska limited liability company, which, will operate as Brinker Capital Investments; however, the physical location of Brinker Capital’s current personnel and services is not expected to change, nor is it expected that shareholders would be affected by this change in domicile. Brinker Capital is entering into the Transaction because it believes the Transaction will provide Brinker Capital with access to personnel, resources and investment capital that will allow it to continue to grow its investment advisory business and continue to provide excellent services to its advisory clients, including the Funds, as Brinker Capital Investments. The Transaction is expected to close between August 31, 2020 and September 30, 2020 (the “Closing”), pending satisfaction of all closing conditions. Some of the corporate actions in furtherance of the Transaction, such as organizational restructurings, changes in entity domicile or integration of business teams, may occur after the Closing.
You are being asked to approve a new investment advisory agreement for your Funds (the “New Agreement”) because the Transaction will be considered to result in a change of control of Brinker Capital under the Investment Company Act of 1940, as amended, and accordingly will result in the assignment and automatic termination of the investment advisory agreement pursuant to which Brinker Capital currently provides investment advisory services to each Fund (the “Current Agreement”). Shareholder approval of the New Agreement will enable Brinker Capital to continue to serve as an investment adviser to each Fund following the closing of the Transaction, after which it will operate as Brinker Capital Investments. Shareholders are being asked to approve the New Agreement and are not being asked to approve the Transaction itself.
Q.
How will the Transaction affect me as a shareholder of the Funds?

A.
The Transaction will not result in any changes to the organization or structure of the Funds and is not expected to result in any change or interruption to the services that are currently provided to the Funds by Brinker Capital or any of the Funds’ other service providers. You will still own the same shares in the same Funds after the close of the Transaction. If the New Agreement is approved, Brinker Capital Investments will provide advisory services to each Fund on the same terms, and at the same advisory fee rate, as Brinker Capital currently provides such services under the Current Agreement, and the portfolio managers of the Funds will not change.

Q.
How does the New Agreement differ from the Current Agreement?

A.
The terms of the New Agreement are identical to the terms of the Current Agreement, except with respect to the date, certain technical clarifications and updates (such as the operating name of the investment adviser), and to reflect that the New Agreement will be permitted to be renewed by the Board other than at an in-person meeting, if permitted by law.

Q.
How do the Trustees suggest that I vote?

A.
After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved the New Agreement at a meeting held on July 13, 2020 (the “Board Meeting”), and recommends that you vote “FOR” the approval of the New Agreement. Please see “Board Considerations in Approving the New Agreement” in the enclosed proxy statement for more information.

Q.
What happens if the New Agreement is not approved?

A.
If the New Agreement is not approved by shareholders, Brinker Capital will continue to provide services to each Fund under the Current Agreement until its term expires or is otherwise terminated, and the Board will consider what further action is in the best interests of each Fund and its shareholders, including resubmitting the New Agreement to shareholders for approval.

Q.
Will my vote make a difference?

A.
Yes. Every vote is important and we encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations, which will be borne by Brinker Capital.

Q.
I am a separately managed account client of Brinker Capital through its Destinations advisory program, and Brinker Capital has proxy voting discretion with respect to the Fund shares I own. How will Brinker Capital vote my proxy with respect to the Proposal?

A.
Currently, approximately 99% of each Fund’s shares are owned through advisory accounts, approximately 81% of which are on Brinker Capital’s platform; in many cases, Brinker Capital has proxy voting discretion with respect to Fund shares held in such accounts. Brinker Capital intends to “echo vote” its clients’ shares of each Fund with respect to the Proposal in cases where Brinker Capital has proxy voting discretion. This means Brinker Capital will vote any Fund shares held by such separately managed account clients for which it does not receive voting instructions for and against the Proposal in the same proportion as the votes of its separately managed account clients that have provided voting instructions as of the close of business on August 27, 2020.

Q.
How do I place my vote?

A.
You may vote your shares by any of the following methods:

(1)   Telephone:   Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;
(2)   Internet:   Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;
(3)   Regular Mail:   If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4)   Shareholder Meeting:   Although we would prefer that you place your vote by telephone or on the Internet, you also have the option to attend the virtual Special Meeting on Monday, August 31, 2020 and vote at that time. We will be hosting the Special Meeting live via audio webcast. There is no physical location for the Special Meeting. Any shareholder eligible to vote can attend the Special Meeting online by accessing https://viewproxy.com/BrinkerCapital/broadridgevsm/. You will need to obtain your own Internet access if you choose to virtually attend the Special Meeting. A summary of the information that you need to attend the webcast is provided below:
•
Instructions on how to attend and participate are posted at https://viewproxy.com/BrinkerCapital/broadridgevsm/.

•
Assistance with questions regarding how to attend and participate will be provided at https://viewproxy.com/BrinkerCapital/broadridgevsm/ on the day of the meeting, and technical support can be reached at 1-866-612-8937 should you run into any issues.

•
Webcast starts at 11:00 A.M., Eastern Time.

•
You will need your 16-Digit Control Number to enter the Special Meeting.

•
Shareholders may submit questions while attending the Special Meeting via the Internet.

Q.
Why hold a virtual meeting?

A:
In light of the concerns regarding the novel coronavirus (COVID-19), we believe that hosting a virtual meeting is in the best interest of the Trust and its shareholders.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces the cost to Brinker Capital of the Special Meeting. Please refer to the proxy card attached to this Proxy Statement for further instructions on how to vote. Should you require additional information regarding the proxy or replacement proxy cards, please call Brinker Capital at 1-800-333-4573 or e-mail Brinker Capital at inquiry@brinkercapital.com.

v

Q.
Whom do I call if I have questions?

A.
If you need additional voting information, please call Brinker Capital at 1-800-333-4573 Monday through Friday 8:30 a.m. to 7:00 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. FOR SHAREHOLDERS RECEIVING HARD COPIES OF THESE PROXY MATERIALS, A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

BRINKER CAPITAL DESTINATIONS TRUST
1055 Westlakes Drive, Suite 250
Berwyn, PA 19312
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 31, 2020
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Brinker Capital Destinations Trust (the “Trust”) for use at the Special Meeting of Shareholders of the Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (each, a “Fund,” and together, the “Funds”) to be held virtually at https://viewproxy.com/BrinkerCapital/broadridgevsm/ on August 31, 2020 at 11 a.m., Eastern Time, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of each Fund (“Shareholders”) at the close of business on July 24, 2020 (the “Record Date”) are entitled to vote at the Meeting. The proxy card and this proxy statement, as well as the accompanying notice of special meeting, are being electronically or physically mailed to Shareholders (depending on each Shareholder’s current setup for receiving information from the Trust) during the period from August 5 until August 10, 2020, or thereabouts. Shareholders can revoke their proxy vote at any time before it is voted at the Meeting by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by attending the Meeting virtually and voting their shares during the Meeting.
The Trust currently offers two classes of shares of beneficial interest of each Fund (“Shares”): Class I Shares and Class Z Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding:
Fund	Share Class	Shares Issued and Outstanding
Destinations Large Cap Equity Fund	Class I	296,563,951.10
	Class Z	21,057,244.37

Fund	Share Class	Shares Issued and Outstanding
Destinations Small-Mid Cap Equity Fund	Class I	76,160,111.32
	Class Z	5,311,449.76
Destinations International Equity Fund	Class I	150,381,656.50
	Class Z	9,764,491.32
Destinations Equity Income Fund	Class I	38,428,900.07
	Class Z	2,208,487.06
Destinations Real Assets Fund	Class I	2,457.00
	Class Z	2,427.18
Destinations Core Fixed Income Fund	Class I	193,058,383.96
	Class Z	10,225,158.62
Destinations Low Duration Fixed Income Fund	Class I	37,650,609.02
	Class Z	1,783,480.25
Destinations Global Fixed Income Opportunities Fund	Class I	73,574,761.00
	Class Z	3,621,683.76
Destinations Municipal Fixed Income Fund	Class I	81,461,390.71
	Class Z	2,007,390.08
Destinations Multi Strategy Alternatives Fund	Class I	94,201,049.85
	Class Z	4,815,747.53
As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”
PROPOSAL — APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
The Change in Control of Brinker Capital, Inc.
Brinker Capital, Inc. (“Brinker Capital”), a subsidiary of Brinker Capital Holdings, Inc. (“Brinker Holdings”) currently serves as investment adviser to each Fund. On June 26, 2020, Brinker Holdings entered into an agreement, pursuant to which GT Polaris, Inc. (“GT Polaris”), a newly formed entity, will acquire, through various subsidiaries, 100% of the issued and outstanding equity interests of Brinker Holdings (the “Transaction”). GT

Polaris will be indirectly owned and controlled by investment funds affiliated with Genstar Capital Partners LLC and investment funds affiliated with TA Associates Management, L.P. Certain other persons are also expected to have an ownership interest in GT Polaris. Consummation of the Transaction is conditioned upon the contemporaneous acquisition of Orion Advisor Solutions, LLC and certain of its affiliates (collectively “Orion”) by GT Polaris. Following consummation of the Transaction, Brinker Capital’s current business will be integrated with the businesses of Orion. Orion currently is indirectly, majority-owned and controlled by investment funds affiliated with TA Associates Management, L.P. The business of an investment adviser within the Orion companies, CLS Investments, LLC, will be combined with Brinker Capital and Ms. Noreen Beaman, the current Chief Executive Officer of Brinker Capital, will be appointed as President of the combined investment adviser, which will operate as “Brinker Capital Investments” (although it is possible that the final business name of the combined adviser could change). Following consummation of the Transaction, Brinker Capital, Inc. will be restructured from a Delaware corporation to a Nebraska limited liability company, which will operate as Brinker Capital Investments; however, the physical location of Brinker Capital’s current personnel and services is not expected to change, nor is it expected hat Shareholders would be affected by this change in domicile. Brinker Capital is entering into the Transaction because it believes the Transaction will provide Brinker Capital with access to personnel, resources and investment capital that will allow it to continue to grow its investment advisory business and continue to provide excellent services to its advisory clients, including the Funds, as Brinker Capital Investments. The Transaction is expected to close between August 31, 2020 and September 30, 2020 (the “Closing”), pending satisfaction of all closing conditions. Some of the corporate actions in furtherance of the Transaction, such as organizational restructurings, changes in entity domicile or integration of business teams, may occur after the Closing.
Brinker Capital believes the Transaction benefits Shareholders in the following respects, among others:
•
The Transaction will provide Brinker Capital and the Funds with access to advanced technologies used for investment, operational, accounting and administrative purposes, which will allow Brinker Capital to grow its businesses to better meet the demands of an evolving marketplace of investors, continue to provide excellent service to its clients, including the Funds, and better compete in the marketplace.

•
The parties’ reputation, expertise and standing will offer the potential to, among other things, increase assets invested in the Funds, which will help the Funds to achieve economies of scale that can be passed on to Fund shareholders. As Brinker Capital and the Funds grow, the

Funds may also benefit from being able to attract additional sub-advisers and being able to negotiate more favorable terms with service providers.
•
The Transaction also may benefit the Funds by introducing them to new distribution partners or distribution channels, which could have the effect of increasing the Fund’s assets and reputation in the marketplace.

•
The parties have a deep understanding-of and belief-in Brinker Capital’s approach, particularly in relation to Brinker Capital’s investment teams and clients. Brinker Capital is of the view that the parties will support the autonomy provided to Brinker Capital’s investment personnel, which will lead to better outcomes for the Funds.

•
The Funds’ portfolio managers will not change in connection with the Transaction, which will allow Shareholders to experience continuity of management of the Funds.

•
The Transaction will create a long term capital base and support for Brinker Capital’s approach and structure that can provide long term stability for the business, which, in turn, enhances Brinker Capital’s ability to consistently and effectively service the Funds.

The Transaction will be deemed to result in a change of control of Brinker Capital under the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in the assignment, and automatic termination, of the advisory agreement between the Trust, on behalf of each Fund, and Brinker Capital (the “Current Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, Shareholders of each Fund are being asked to approve a new advisory agreement between the Trust, on behalf of each Fund, and Brinker Capital Investments (the “New Agreement”) so that Brinker Capital’s management of the Funds, as Brinker Capital Investments, may continue without any interruption. Shareholders are not being asked to approve the Transaction.
As discussed in greater detail below, at a meeting held on July 13, 2020 (the “Board Meeting”), the Board approved the New Agreement, to become effective upon Shareholder approval. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to each Fund’s Shareholders.
The Transaction will not result in any changes to the organization or structure of the Funds and is not expected to result in any change or interruption to the services currently provided to the Funds by Brinker Capital or any of the Funds’ other service providers. You will still own the same shares in the same Funds after the close of the Transaction. If the New Agreement is approved, Brinker Capital Investments will provide advisory services to each Fund on the same terms as Brinker Capital currently provides such services under the Current Agreement, the portfolio managers of the Funds will not change, and none of the Funds’ other service providers are expected to change in connection with the Transaction. The advisory fee rate paid by the Funds to Brinker Capital under the Current Agreement will remain unchanged under the New Agreement.
If the New Agreement is not approved by Shareholders, the Board will consider such further action as it deems in the best interests of Shareholders, which may include resubmitting the New Agreement to Shareholders for approval.
Required Vote
Shareholders of each Fund will vote on the Proposal. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to a Fund requires the affirmative vote of a 1940 Act Majority of the Fund’s shares. Accordingly, the purpose of this Proxy Statement is to submit the New Agreement to a vote of each Fund’s Shareholders pursuant to the requirements of the 1940 Act described above. Approval of the Proposal by Shareholders of one Fund is not contingent upon the approval of the Proposal by Shareholders of another Fund. If Shareholders of only one Fund or some of the Funds approve the Proposal, the Board will consider such further action as it deems in the best interests of Shareholders, which may include resubmitting the New Agreement to Shareholders of the applicable Fund(s) for approval. Shareholders can revoke their proxy vote at any time before it is voted at the Meeting by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by attending the Meeting virtually and voting their shares during the Meeting.
Voting Authority of Brinker Capital
Because of the structure of Brinker Capital’s investment advisory programs, whereby the Funds are used to implement model-driven investment advice based on the particular financial circumstances and risk tolerance of the underlying investor (with whom Brinker Capital typically also has an adviser-client relationship), Brinker Capital often will have proxy voting discretion on behalf of a Fund shareholder. Currently, approximately 99% of each Fund’s shares are owned through advisory accounts, approximately 81% of which are on Brinker Capital’s platform, and Brinker Capital has the authority to vote approximately 42% of each Fund’s outstanding shares as of the Record Date. Brinker Capital intends to “echo vote” its clients’ shares of each Fund with respect to the Proposal in cases where Brinker Capital has proxy voting discretion. This means Brinker Capital will vote any Fund shares held by such separately managed account clients for which it does not receive voting instructions for and against the Proposal in the same proportion as the votes of its separately managed account clients that have provided voting instructions as of the close of business on August 27, 2020. This will allow Brinker Capital, on behalf of those shareholders for whom no timely instructions are received, to follow the desired outcome of the Proposal as voiced by those shareholders who vote. The effect of this proportional voting is that a relatively small number of shareholders may determine the outcome of the vote.
Description of the Material Terms of the Current Agreement and the New Agreement
•
Material Terms of the Current Agreement and the New Agreement

The Current Agreement, dated January 18, 2017, was initially approved by the Funds’ initial shareholder. The New Agreement will become effective for each Fund upon the closing of the Transaction, subject to the approval by a 1940 Act Majority of each Fund’s Shareholders. The terms of the New Agreement are identical to the terms of the Current Agreement, except with respect to the date, certain technical clarifications and updates (such as the operating name of the investment adviser), and to reflect that the New Agreement will be permitted to be renewed by the Board other than at an in-person meeting, if permitted by law. The change to permit renewal other that at an in-person meeting of the Board is in response to the present remote working environment, which currently is of uncertain duration, and for which the U.S. Securities and Exchange Commission has provided certain time-limited exemptive relief. Set forth below is a summary of material terms of the New Agreement. The form of the New Agreement is included as Appendix A. Although the summary of material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A, Shareholders should still read the summary below carefully.
The advisory fee rate under the Current Agreement and the New Agreement is the same. The annualized advisory fee rate to be paid to Brinker Capital Investments by the Trust will remain at 0.75% of the Destinations Large Cap Equity Fund’s average daily net assets, 0.90% of the

Destinations Small-Mid Cap Equity Fund’s average daily net assets, 1.00% of the Destinations International Equity Fund’s average daily net assets, 0.80% of the Destinations Equity Income Fund’s average daily net assets, 1.00% of the Destinations Real Assets Fund’s average daily net assets, 0.65% of the Destinations Core Fixed Income Fund’s average daily net assets, 0.70% of the Destinations Low Duration Fixed Income Fund’s average daily net assets, 0.85% of the Destinations Global Fixed Income Opportunities Fund’s average daily net assets, 0.70% of the Destinations Municipal Fixed Income Fund’s average daily net assets, and 1.35% of the Destinations Multi Strategy Alternatives Fund’s average daily net assets. In addition, the Funds’ operating expenses are not expected to increase as a percentage of Fund assets as a result of the Transaction or entering into the New Agreement.
The New Agreement would require Brinker Capital Investments to provide the same services as Brinker Capital provided under the Current Agreement. Brinker Capital Investments will, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and will furnish continuously an investment program for each Fund’s assets consistent with the investment objectives and policies of each Fund.
The New Agreement has the same duration and termination provisions as the Current Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of each Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by Brinker Capital Investments, without the payment of any penalty, and shall automatically terminate in the event of its assignment.
The New Agreement requires that Brinker Capital Investments provide the Funds with the same standard of care and subjects Brinker Capital Investments to the same degree of potential liability as the Current Agreement.
•
Information on Investment Advisory Fees Paid

For the fiscal year ended February 29, 2020, the following table shows: (i) the aggregate amount of fees paid to the sub-advisers by Brinker Capital; (ii) the fees waived by Brinker Capital; and (iii) the contractual advisory fee that Brinker Capital was entitled to receive from each Fund:

	Total Contractual Advisory Fee	Portion of Advisory Fee Waived by Brinker Capital	Aggregate Sub-advisory Fee Paid by Brinker Capital
Destinations Large Cap Equity Fund	$28,938,783	$5,140,568	$8,750,067
Destinations Small-Mid Cap Equity Fund	$8,968,662	$363,761	$4,716,866
Destinations International Equity Fund	$18,552,554	$1,478,368	$9.838,690
Destinations Equity Income Fund	$3,701,154	$673,076	$1,223,765
Destinations Real Assets Fund	$1,052,292	$133,775	$542,992
Destinations Core Fixed Income Fund	$12,308,093	$1,489,218	$3,434,012
Destinations Low Duration Fixed Income Fund	$2,702,168	$57,401	$1,139,269
Destinations Global Fixed Income Opportunities Fund	$6,761,808	$876,917	$2,782,409
Destinations Municipal Fixed Income Fund	$6,211,004	$1,355,495	$1,398,836
Destinations Multi Strategy Alternatives Fund	$12,511,065	$3,637,206	$5,259,548
Brinker Capital’s current contractual fee waiver arrangements will remain in effect until June 30, 2021 and Brinker Capital Investments currently expects to annually renew them on a going-forward basis, as Brinker Capital has previously done since the launch of the Funds.
Information about Brinker Capital
Brinker Capital, a Delaware corporation with its principal place of business at 1055 Westlakes Drive, Suite 250, Berwyn, PA 19312, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Brinker Capital currently is wholly-owned by Brinker Capital Holdings, Inc. As of June 30, 2020, Brinker Capital had approximately $25.3 billion in assets under management or administration.
Listed below are the names and titles of each current principal executive officer and director of Brinker Capital. The principal business address of each principal executive officer and director is 1055 Westlakes Drive, Suite 250, Berwyn, PA 19312.

Name	Position Held With Brinker Capital
I. Charles Widger	Executive Chairman
Noreen D. Beaman	Chief Executive Officer
Philip F. Green Jr.	Chief Financial Officer
Brian M. Ferko	Chief Compliance Officer
Jason B. Moore	Chief Solutions Officer
Donna M. Marley	Senior Vice President of Funds
It is anticipated that, following consummation of the Transaction, Brinker Capital Investments, will be structured as a Nebraska limited liability company, but will continue to operate its Berwyn office without any changes. Certain persons may be given new or different titles and responsibilities as part of the integration of the Brinker Capital and CLS Investments teams into Brinker Capital Investments, none of which is expected to have any material impact on the Funds or Shareholders.
Section 15(f) of the 1940 Act
Brinker Capital intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.
First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Brinker Capital has confirmed that the Transaction will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.
Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of Brinker Capital

Investments. At the present time, five out of six (or 83.3%) of the Trustees are classified as not “interested persons” with respect to Brinker Capital. Brinker Capital Investments anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of Brinker Capital Investments.
Board Considerations in Approving the New Agreement
In preparation for the Board Meeting, the Trustees requested that Brinker Capital furnish information necessary to evaluate the terms of the New Agreement between the Funds and Brinker Capital Investments. The Trustees used this information, as well as other information that other service providers of the Funds submitted to the Board in connection with the Board Meeting and other meetings held since the most recent renewal of the Current Agreement in December 2019, to help them decide whether to approve the New Agreement for an initial two-year term. In recognition of the fact that the Transaction was in progress and had not been closed at the time of the Board Meeting and that the Board was being asked to approve the New Agreement with Brinker Capital Investments as it was expected to exist as of the close of the Transaction, the materials provided by Brinker Capital addressed both Brinker Capital as it existed at the time of the Board Meeting and Brinker Capital Investments as it was anticipated to exist after the consummation of the Transaction.
Specifically, the Board requested and received written materials from Brinker Capital regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that Brinker Capital was undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by Brinker Capital Investments under the New Agreement; (iii) Brinker Capital Investments’ and the buyers’ operations and financial condition; (iv) the proposed advisory fee to be paid to Brinker Capital Investments under the New Agreement; (v) how Brinker Capital’s current compliance program would be applied to Brinker Capital Investments; and (vi) whether there would be any changes to Brinker Capital’s investment management personnel under the New Agreement with Brinker Capital Investments.
At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by Brinker Capital and other service providers of the Funds, approved the New Agreement. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Brinker Capital. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services currently provided by Brinker Capital and to be provided by

Brinker Capital Investments; (ii) the current and prior investment performance of the Funds and Brinker Capital; and (iii) the fee to be paid to Brinker Capital Investments under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from Brinker Capital that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by Brinker Capital Investments that are discussed below, and, in fact, was expected to result in greater access to resources, personnel and technologies that are expected to enhance the services provided to the Funds by Brinker Capital Investments; (ii) Brinker Capital did not anticipate Brinker Capital Investments making any material changes to Brinker Capital’s current compliance program or Code of Ethics in connection with the Transaction; and (iii) the portfolio managers for the Funds were not expected to change in connection with the Transaction.
Nature, Extent and Quality of Services Provided by Brinker Capital Investments
In considering the nature, extent and quality of the services to be provided by Brinker Capital Investments, the Board reviewed the portfolio management services currently provided by Brinker Capital and to be provided by Brinker Capital Investments to the Funds, including the quality of the continuing portfolio management personnel, the resources expected to be made available to Brinker Capital Investments after the consummation of the Transaction and Brinker Capital’s prior compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement, and noted that the New Agreement has the same advisory fee as, and does not materially differ from, the Current Agreement. The Trustees also reviewed Brinker Capital’s current investment and risk management approaches for the Funds and was informed by Brinker Capital that currently there are no material changes expected to be made to those approaches as a result of the Transaction. The Trustees also considered other services to be provided to the Funds by Brinker Capital Investments such as monitoring adherence to each Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Fund by Brinker Capital Investments under the New Agreement would be satisfactory.
Investment Performance of Brinker Capital
In connection with its most recent approval of the continuation of the Current Agreement and other meetings held during the course of the trailing

12-month period, the Board was provided with reports regarding each Fund’s performance over various time periods. As part of these meetings, Brinker Capital and its representatives provided information regarding and, as applicable, led discussions of factors impacting, Brinker Capital’s performance for the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that it was appropriate to take into account the Board’s consideration of Brinker Capital’s performance at meetings held prior to the Board Meeting. In doing so, the Trustees determined that Brinker Capital’s performance was satisfactory, or, where Brinker Capital’s performance was materially below a Fund’s benchmarks and or peer group, the Trustees were satisfied by the reasons for underperformance and/or the steps taken by Brinker Capital in an effort to improve performance. Based on this information and Brinker Capital’s representation that the portfolio managers for the Funds were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that Brinker Capital had been able to achieve for each Fund were sufficient to support approval of the New Agreement.
Costs of Advisory Services, Profitability and Economies of Scale
With respect to the cost of advisory services, the Board considered that the investment advisory fee proposed to be payable to Brinker Capital Investments under the New Agreement is the same as the investment advisory fee currently payable to Brinker Capital under the Current Agreement. With respect to profitability and economies of scale, the Board considered Brinker Capital’s profitability and economies of scale from its management of the Funds when it most recently approved the continuation of the Current Agreement, but determined that such profitability and economies of scale may change as a result of the changes to Brinker Capital’s ownership structure and operations that will occur after the consummation of the Transaction. Accordingly, the Trustees did not make any conclusions regarding Brinker Capital Investments’ profitability, or the extent to which economies of scale would be realized by Brinker Capital Investments as the assets of the Funds grow, but will do so during future considerations of the New Agreement. The Board noted Brinker Capital’s expectation that if the Transaction is successful, the Funds’ assets likely will increase, which could result in economies of scale that could be passed onto the Funds’ shareholders.
Conclusion
Although formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation proposed to be paid thereunder, are reasonable in relation to the services expected to be provided by Brinker Capital Investments to the Funds and that the appointment of Brinker Capital Investments and the approval of the New Agreement would be in the best interest of the Funds and their Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Brinker Capital Investments as investment adviser to the Funds, and (b) the New Agreement and unanimously recommended that the Funds’ Shareholders vote in favor of approving the New Agreement.
In evaluating the background and conclusions discussed above, Shareholders should consider:
•
In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•
In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION
Other Service Providers
Brown Brothers Harriman & Co (“BBH”), located at 50 Post Office Square, Boston, Massachusetts, 02110, serves as the Funds’ administrator, fund accountant and custodian.
Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Funds’ distributor and principal underwriter.
UMB Fund Services, Inc. located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, serves as a transfer agent and provides shareholder services to the Trust to render certain shareholder record keeping and accounting services.
Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust.
Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the independent registered public accounting firm of the Trust.
Payment of Expenses
The various parties involved in the Transaction have contractually agreed to pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Funds will not incur any of these expenses.
Commissions Paid to Affiliated Brokers
During the Funds’ most recently completed fiscal year ended February 29, 2020, the Funds did not pay any commissions to any affiliated brokers.
Beneficial Ownership of Shares
As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of a Fund. On that date, the Trustees and officers of such Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.
FUND NAME	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Large Cap Equity	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	97.92%

FUND NAME	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Large Cap Equity	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	77.56%
Destinations Large Cap Equity	Class Z	Matrix Financial Solution 717 17th St., Suite 1300, Denver, CO 80202	Record Owner	19.34%
Destinations Small-Mid Cap Equity Fund	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	97.97%
Destinations Small-Mid Cap Equity Fund	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	78.55%
Destinations Small-Mid Cap Equity Fund	Class Z	Matrix Financial Solution 717 17th St., Suite 1300, Denver, CO 80202	Record Owner	18.24%
Destinations International Equity Fund	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	97.95%
Destinations International Equity Fund	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	78.03%
Destinations International Equity Fund	Class Z	Matrix Financial Solution 717 17th St., Suite 1300, Denver, CO 80202	Record Owner	18.67%
Destinations Equity Income Fund	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	97.65%
Destinations Equity Income Fund	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	87.26%
Destinations Equity Income Fund	Class Z	Apex Clearing Corporation One Dallas Center, 350 N. Paul St. Suite 1300, Dallas, TX 75201	Record Owner	7.85%
Destinations Real Assets Fund	Class I	Brinker Capital, Inc. 1055 Westlakes Dr., Suite 250 Berwyn, PA 19312	Record Owner	100.00%
Destinations Real Assets Fund	Class Z	Brinker Capital, Inc. 1055 Westlakes Dr., Suite 250 Berwyn, PA 19312	Record Owner	100.00%
Destinations Core Fixed Income Fund	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	98.06%
Destinations Core Fixed Income Fund	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	70.79%
Destinations Core Fixed Income Fund	Class Z	Matrix Financial Solution 717 17th St., Suite 1300, Denver, CO 80202	Record Owner	25.31%

FUND NAME	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Low Duration Fixed Income Fund	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	98.04%
Destinations Low Duration Fixed Income Fund	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	75.15%
Destinations Low Duration Fixed Income Fund	Class Z	Matrix Financial Solution 717 17th St., Suite 1300, Denver, CO 80202	Record Owner	20.63%
Destinations Global Fixed Income Opportunities Fund	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	98.08%
Destinations Global Fixed Income Opportunities Fund	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	76.99%
Destinations Global Fixed Income Opportunities Fund	Class Z	Matrix Financial Solution 717 17th St., Suite 1300, Denver, CO 80202	Record Owner	18.00%
Destinations Municipal Fixed Income Fund	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	98.26%
Destinations Municipal Fixed Income Fund	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	92.68%
Destinations Municipal Fixed Income Fund	Class Z	Apex Clearing Corporation One Dallas Center, 350 N. Paul St. Suite 1300, Dallas, TX 75201	Record Owner	7.26%
Destinations Multi Strategy Alternatives Fund	Class I	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	98.13%
Destinations Multi Strategy Alternatives Fund	Class Z	National Financial Services Corp. 200 Seaport Blvd., Boston, MA 02110	Record Owner	75.31%
Destinations Multi Strategy Alternatives Fund	Class Z	Matrix Financial Solution 717 17th St., Suite 1300, Denver, CO 80202	Record Owner	20.62%

The information as to beneficial ownership is based on statements furnished to such Fund by the Trustees, and/or on the records of the Trust’s transfer agent.
Annual and Semi-Annual Report to Shareholders
For a free copy of the Funds’ annual report dated February 29, 2020, which covers the period from March 1, 2019 to February 29, 2020, or semi-annual report dated August 31, 2019, which covers the period from March 1, 2019 to August 31, 2019, Shareholders may call 1-800-333-4573 or write to the Fund at: Brinker Capital Destinations Funds, P.O. Box 2175, Milwaukee, WI 53201.
Submission of Shareholder Proposals
The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and Amended and Restated By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.
Voting and Other Matters
If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend virtually. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or virtually. At any time before the Meeting, you may revoke your proxy, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting virtually at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Brinker Capital at 1-800-333-4573 or e-mail Brinker Capital at inquiry@brinkercapital.com.
The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the various parties involved in the Transaction, not the Funds. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.
If your shares are held of record by a broker-dealer and you wish to vote virtually at the Meeting, you should obtain a legal proxy from your broker of record and present it virtually to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of each Fund holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of most business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal. Although business can be conducted with the above quorum requirement, the 1940 Act requires that all new investment advisory agreements be approved by the vote of a 1940 Act Majority. Accordingly, in order for the Proposal to pass, the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the total outstanding voting securities, on a fund-by-fund basis, will be required.
As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.
If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against any such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The various parties involved in the Transaction will bear the costs of any additional solicitation or any adjourned sessions, not the Funds. No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Funds.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED ON THE PROXY CARD.

APPENDIX A — FORM OF INVESTMENT ADVISORY AGREEMENT
BRINKER CAPITAL DESTINATIONS TRUST
INVESTMENT ADVISORY AGREEMENT
THIS INVESTMENT ADVISORY AGREEMENT (“Agreement) is made as of the [31st] day of [August], 2020, by and between Brinker Capital Destinations Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A (each, a “Fund” and collectively, the “Funds”), which may be amended from time to time by written instrument executed by the parties to add additional Funds and [Brinker Capital Investments, LLC a Nebraska limited liability company] (the “Adviser”).
WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, each Fund is a series of the Trust having its own investment objective or objectives, policies, limitations and separate assets and liabilities; and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and
WHEREAS, the Trust, on behalf of each Fund, desires to retain the Adviser to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and
WHEREAS, the Adviser agrees to serve as the investment adviser for each Fund on the terms and conditions set forth herein; and
WHEREAS, the Adviser may retain one or more sub-advisers (the “Sub-Advisers”) to render portfolio management services to the Funds pursuant to investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).
NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:
1.   APPOINTMENT OF ADVISER.   The Trust hereby appoints the Adviser and the Adviser hereby accepts such appointment, to render investment advisory and related services to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”).

2.   DUTIES OF ADVISER.
(a)   GENERAL DUTIES.   Subject to the supervision of the Board, the Adviser shall act as investment adviser to each Fund and shall supervise investments of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as provided in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (the “Registration Statement”), and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of each Fund.
Without limiting the generality of the foregoing, the Adviser shall: (i) furnish each Fund with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities and other investments for each Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for each Fund (or delegate such responsibility to vote proxies), and file beneficial ownership reports required by Sections 13(f) and 13(g) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or each Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, valuations of Fund assets, economic conditions and other matters related to the investment of each Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request; and (vii) have full authority to retain Sub-Advisers to provide certain investment advisory services to each Fund, subject to the approval of the Board and the requirements of the 1940 Act. In accordance with clause (vii), the Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a Sub-Adviser or Sub-Advisers (including the rights and obligations set forth in Section 2(b) below) by entering into Sub-Advisory Agreements with one or more Sub-Advisers and, except as otherwise permitted under the terms of any exemptive relief granted to the Trust and Adviser by the SEC, or by rule or regulation, the Adviser may only enter into Sub-Advisory Agreements or materially amend Sub-Advisory Agreements with the approval of the Board and the approval of the shareholders of the affected Fund. The Adviser shall be responsible for overseeing the performance of the Sub-Advisers and recommending changes in Sub-Advisers as appropriate. The Adviser may pay the Sub-Adviser a portion of the compensation received by the Adviser hereunder; provided, however, that the Adviser shall remain fully liable for all of its obligations under this Agreement.
(b)   BROKERAGE.   In connection with the investment and reinvestment of the assets of each Fund, the Adviser is authorized (and can delegate to Sub-Advisers) to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for each Fund’s portfolio (the “Portfolio”), to execute for each Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants, including, but not limited to, ISDA agreements, and to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all such purchases and sales of portfolio securities for said Portfolio. The Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price charged to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Such records shall be made available to the Trust upon request.
In evaluating the ability of a broker-dealer to provide best execution with respect to a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, any Sub-Adviser or the Trust’s principal underwriter) if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund’s assets be purchased from or sold to the Adviser, any Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, any Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.
When the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations and consistent with the Adviser’s duty to seek best execution, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of each Fund and to execute for each Fund as its agent and attorney-in-fact customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the custodian or as the custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the custodian except as otherwise authorized by the Board.
The Adviser further shall have the authority to instruct the custodian to pay cash for securities and other property delivered to the custodian for a Fund and deliver securities and other property against payment for a Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.
3.   REPRESENTATIONS OF THE ADVISER.   The Adviser represents, warrants and agrees that it:
(a)   has all requisite power and authority to enter into and perform its obligations under this Agreement;
(b)   has taken all necessary actions to authorize its execution, delivery and performance of this Agreement;
(c)   is registered as an adviser under the Advisers Act; and
(d)   has furnished to the Trust the Adviser’s most recent registration statement on Form ADV.

4.   REPRESENTATIONS OF THE TRUST.   The Trust represents, warrants and agrees that it:
(a)   has all requisite power and authority to enter into and perform its obligations under this Agreement;
(b)   has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and
(c)   has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Trust; (ii) the Amended and Restated By-Laws of the Trust; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Funds and approving the form of this Agreement; and (iv) current copies of a Fund’s Registration Statement. The Trust shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.
5.   COVENANTS OF THE ADVISER.   The Adviser covenants that it shall:
(a)   maintain all licenses and registrations necessary to perform its duties hereunder in good order; and
(b)   maintain insurance in the types and in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement and shall provide prompt notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims are reasonably expected to be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
6.   INDEPENDENT CONTRACTOR.   The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Trust to the Adviser, have no authority to act for or represent the Trust or any Fund in any way, or in any way be deemed an agent for the Trust or for any Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to any Fund.
7.   ADVISER’S PERSONNEL.   The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.
8.   EXPENSES.
(a)   With respect to the operation of each Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser.
(b)   The Adviser and the Trust, on behalf of a Fund, may, but are not obligated to, enter into a separate agreement pursuant to which the Adviser agrees to waive its management fee and/or reimburse Fund expenses in order to limit the total annual operating expenses of the Fund at a level set forth in such agreement.
(c)   Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Section 8(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing a Fund’s assets) and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, fees of members of the Board or members of any advisory board or committee, and expenses of members of the Board or members of any advisory board or committee; insurance premiums on property or personnel of the Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing, printing and mailing reports, proxy statements and Registration Statement of the Fund or other communications for distribution to prospective and existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.
(d)   Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.
9.   INVESTMENT ADVISORY AND MANAGEMENT FEE.
(a)   The applicable Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.
(b)   The management fee shall be accrued daily by each Fund and paid to the Adviser on the first business day of the succeeding month.
(c)   The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.
(d)   The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the applicable Fund and as may be agreed to by the parties under any expense limitation agreement between the parties.
10.   CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.    Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

11.   REPORTS AND ACCESS.
(a)   The Adviser agrees to supply such information to the Trust as shall be reasonably necessary to permit the Trust’s service providers to satisfy their obligations and respond to the reasonable requests of the Board.
(b)   The Trust agrees to provide the Adviser such information about the Trust and each Fund as is necessary and appropriate for the Adviser to perform its services hereunder.
12.   ADVISER’S LIABILITIES; STANDARD OF CARE; INDEMNIFICATION.
(a)   The Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; and it shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Funds.
(b)   The Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.
(c)   In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any affiliate of the Adviser or by any Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law.
(d)   The Adviser shall indemnify and hold harmless the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 12 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Trust’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
(e)   The Trust shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Trust’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Trust’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Trust’s obligation under this Section 12 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
(f)   Neither the Adviser nor the Trust shall be liable for special, consequential or incidental damages.
(g)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.
13.   EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT.   The services of the Adviser to the Trust and the Funds are not to be deemed exclusive, and the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly agrees that it will undertake no activities which, in its reasonable judgment, will adversely affect the performance of its obligations to a Fund under this Agreement. The Trust agrees that the Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Trust. Nothing in this Agreement shall be deemed to require the Adviser, its principals, affiliates, agents or employees to purchase or sell for a Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.
14.   TERM.
With respect to a Fund, this Agreement shall become effective on the date of execution of this Agreement or, if later, at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter, with respect to a Fund, for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the 1940 Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.
15.   RIGHT TO USE NAME.
The name “Brinker Capital Destinations Trust” or any reasonable derivation of the same, and all rights to the use of the name “Brinker Capital Destinations Trust” belong to the Adviser and its affiliates, and the Adviser and its affiliates have the right to license such names to the Trust and the Funds. In that regard, the Adviser has consented to the use by the Trust of the identifying words “Brinker Capital Destinations Trust” and have granted to the Trust a non-exclusive license to use the name “Brinker Capital Destinations Trust” as part of the name of Trust and the name of any Fund. In the event that the Adviser or one of its affiliates is not appointed as investment adviser of the Trust or ceases to be the investment adviser of the Trust or of any Fund, the non-exclusive license granted herein may be revoked by the Adviser and, if so revoked, the Trust shall cease using the name “Brinker Capital Destinations Trust” as part of its name or the name of any Fund, unless otherwise consented to by the Adviser or any successor to its interests in such names.

16.   TERMINATION; NO ASSIGNMENT.
(a)   This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.
(b)   This Agreement shall terminate automatically in the event of its assignment. The term “assignment” shall have the meaning set forth in the 1940 Act.
17.   BOOKS AND RECORDS.   In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Trust’s request, provided, however, that the Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.
18.   CONFIDENTIALITY; NONPUBLIC PERSONAL INFORMATION.   Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.
Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust:

(a) all records and other information relative to a Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.
19.   ANTI-MONEY LAUNDERING COMPLIANCE.   The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.
20.   CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.   The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Funds that the Adviser reasonably believes is relevant to any Fund’s certification obligations under the Sarbanes-Oxley Act.

21.   NOTIFICATION.   The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of any Fund, material changes in the investment process used to manage any Fund, any changes in senior management, operations, financial condition or ownership of the Adviser’s firm and the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
22.   NOTICES.   Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by hand or by commercial overnight delivery service, addressed as follows:
All notices to Adviser shall be sent to:
Brinker Capital Investments
1055 Westlakes Drive
Berwyn, PA 19312
Attention: Jason Moore
All notices to Trust shall be sent to:
Brinker Capital Destinations Fund
1055 Westlakes Drive
Berwyn, PA 19312
Fax: (610) 407-5407
Attention: Jason Moore
23.   AMENDMENT.   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.
24.   SEVERABILITY AND ENTIRE AGREEMENT.   If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. In the event the terms of this Agreement are applicable to more than one Fund, the Trust is entering into this Agreement with the Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered Section hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Trust and Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 14 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.
25.   CAPTIONS.   The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
26.   GOVERNING LAW.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.
27.   COUNTERPARTS.   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
28.   MISCELLANEOUS.   Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
BRINKER CAPITAL DESTINATIONS TRUST
By:

Name:
Title:
BRINKER CAPITAL INVESTMENTS
By:

Name:
Title:

Schedule A
Fund:	Fee:
Destinations Large Cap Equity Fund	0.75%
Destinations Small-Mid Cap Equity Fund	0.90%
Destinations International Equity Fund	1.00%
Destinations Equity Income Fund	0.80%
Destinations Real Assets Fund	1.00%
Destinations Core Fixed Income Fund	0.65%
Destinations Low Duration Fixed Income Fund	0.70%
Destinations Global Fixed Income Opportunities Fund	0.85%
Destinations Municipal Fixed Income Fund	0.70%
Destinations Multi Strategy Alternatives Fund	1.35%

FORM OF PROXY CARD
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://viewproxy.com/BrinkerCapital/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand.2) Call 1-800-690-69033) Follow the instructions. To vote by Mail 1) Read the Proxy Statement.2) Check the appropriate box on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D21409-S06588 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF THE BRINKER CAPITAL DESTINATIONS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. For Against Abstain 1. To approve a new investment advisory agreement between Brinker Capital Investments and Brinker Capital Destinations Trust, on behalf of each of its series (altogether, the "Funds"). This proxy is solicited on behalf of the Funds' Board of Trustees. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no contrary direction is given. YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D21410-S06588 BRINKER CAPITAL DESTINATIONS TRUST PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2020 The undersigned shareholder of the various series of the Brinker Capital Destinations Trust (altogether, the "Funds"), revoking previous proxies, hereby nominates, constitutes and appoints each of Noreen D. Beaman and Jason B. Moore, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held virtually at https://viewproxy.com/BrinkerCapital/broadridgevsm/ on August 31, 2020, at 11:00 a.m., Eastern Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, as indicated herein, and in his or her discretion upon any other business that may properly come before the meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Proxy Statement. (SIGN, DATE AND VOTE ON THE REVERSE SIDE)